UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            --------------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported): December 29, 2004

                                NISOURCE INC.
           (Exact Name of Registrant as Specified in Its Charter)

             Delaware               001-16189        35-2108964
   (State or Other Jurisdiction    (Commission      (IRS Employer
        of Incorporation)          File Number)   Identification No.)

            801 East 86th Avenue
           Merrillville, Indiana                  46410
   (Address of Principal Executive Offices)     (Zip Code)

     Registrant's Telephone Number, Including Area Code:  (877) 647-5990

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
   Instruction A.2. below):

        [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))







   ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

        On December 29, 2004, NiSource Inc. (the "Company") entered into the First Amendment, effective as of January 1, 2005 (the "Amendment"), to the Savings Restoration Plan for NiSource Inc. and Affiliates (the "Plan"). The Amendment will change the eligibility requirement of the Plan to limit new participation to those employees who receive compensation in excess of the limitations set forth in Internal Revenue Code Section 401(a)(17) or who defer compensation into the NiSource Inc. Executive Deferred Compensation Plan.

        On January 3, 2005, the Company granted non-qualified stock options to certain of its employees, including its named and other executive officers, under the NiSource Inc. 1994 Long-Term Incentive Plan, as Amended and Restated Effective January 1, 2004, and as further amended effective January 1, 2005. The options were granted pursuant to the Form of Nonqualified Stock Option Agreement filed herewith as Exhibit 10.2.

   ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

        (c)  Exhibits.

             EXHIBIT
             NUMBER                   DESCRIPTION
             -------                  -----------

             10.1 First Amendment to the Savings Restoration Plan for NiSource Inc. and Affiliates.

             10.2      Form of Nonqualified Stock Option Agreement.


                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NISOURCE INC.


   Date:     January 3, 2005          By:  /s/ Gary W. Pottorff
                                           -----------------------------
                                           Gary W. Pottorff
                                           Secretary







                                EXHIBIT INDEX


   Exhibit No.         Description
   -----------         -----------

   10.1 First Amendment to the Savings Restoration Plan for NiSource Inc. and Affiliates.

   10.2                Form of Nonqualified Stock Option Agreement.